SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 May 1, 2002
                Date of Report (Date of earliest event reported)


                              TRUSTMARK CORPORATION
             (Exact name of registrant as specified in its charter)


  Mississippi                       0-3683                        64-0471500
(State or other            (Commission File Number)             (IRS Employer
jurisdiction of                                              Identification No.)
 incorporation)



                             248 East Capitol Street
                                Jackson, MS 39201
          (Address, including zip code, of principal executive office)


                                 (601) 354-5111
              (Registrant's telephone number, including area code)

Item 5.  Other Events

On May 1, 2002, Trustmark Corporation announced that Moody's Investors Service and Standard & Poor's have assigned investment grade ratings to the company and its lead bank subsidiary, Trustmark National Bank. These are first time ratings from both Moody's and Standard & Poor's.

Moody's assigned its Baa1 issuer rating to Trustmark Corporation and the following ratings to Trustmark National Bank: A3 long-term deposits, and Prime-2 short-term deposits. Standard & Poor's assigned its BBB+/A-2 counterparty ratings to Trustmark Corporation and its A-/A-2 counterparty ratings to Trustmark National Bank.

Item 7.  Financial Statements and Exhibits

(c) The following exhibit is filed as part of this Form 8-K.

    Exhibit No.          Description
    -----------          -----------
        99               Press release dated May 1, 2002

                                                                  Exhibit No. 99

Trustmark News Release
FOR IMMEDIATE RELEASE
May 1, 2002


             TRUSTMARK CORPORATION RECEIVES INVESTMENT GRADE RATINGS
                       FROM MOODY'S AND STANDARD & POOR'S


Jackson, MS - Trustmark Corporation (Nasdaq: TRMK) announced that Moody's Investors Service and Standard & Poor's have assigned investment grade ratings to the company and its lead bank subsidiary, Trustmark National Bank. These are first time ratings from both Moody's and Standard & Poor's.

Richard G. Hickson, Chairman and CEO, stated, "We are pleased with these investment grade ratings as we believe they affirm our intrinsic strength and strong financial fundamentals."

Moody's assigned its Baa1 issuer rating to Trustmark Corporation and the following ratings to Trustmark National Bank: A3 long-term deposits, and Prime-2 short-term deposits. Standard & Poor's assigned its BBB+/A-2 counterparty ratings to Trustmark Corporation and its A-/A-2 counterparty ratings to Trustmark National Bank.

Trustmark Corporation is a financial services company providing banking, investment, and insurance solutions through over 150 offices and 2,400 associates in Mississippi and Tennessee. For additional information, visit Trustmark's web site at www.trustmark.com.



Investor Contacts:
  Zach Wasson, Executive Vice President and CFO                 601-949-6816
  Jeff McBrayer, Vice President and Director of Finance         601-961-6487
Media Contacts:
  Gray Wiggers, Senior Vice President, Marketing                601-354-5942

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRUSTMARK CORPORATION


BY:    /s/ Richard G. Hickson               BY:    /s/ Zach L. Wasson
       -----------------------------               -----------------------------
       Richard G. Hickson                          Zach L. Wasson
       Chairman of the Board, President            Treasurer (Principal
       & Chief Executive Officer                   Financial Officer)

DATE:  May 3, 2002                          DATE:  May 3, 2002